                                                                    Exhibit 10.5


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                            NON-COMPETITION AGREEMENT

                                      AMONG

                           KELLSTROM INDUSTRIES, INC.,

                               KAV INVENTORY, LLC,

                  AVIATION SALES DISTRIBUTION SERVICES COMPANY,

                                       AND

                             AVIATION SALES COMPANY



                                  -------------



                                DECEMBER 1, 2000





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

                                      INDEX

                                                                          Page
                                                                          ----

ARTICLE I DEFINITIONS.......................................................1

      1.1 Defined Terms.....................................................1
      1.2 Other Definitional Provisions.....................................3

ARTICLE II REPRESENTATIONS AND WARRANTIES OF KELLSTROM......................4

      2.1 Corporate Status..................................................4
      2.2 Corporate Power and Authority.....................................4
      2.3 Enforceability....................................................4
      2.4 No Violation......................................................5

ARTICLE III REPRESENTATIONS AND WARRANTIES OF AVS...........................5

      3.1 Corporate Status..................................................5
      3.2 Power and Authority...............................................5
      3.3 Enforceability....................................................5
      3.4 No Violation......................................................6

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF KAV............................6

      4.1 Status............................................................6
      4.2 Power and Authority...............................................6
      4.3 Enforceability....................................................6
      4.4 No Violation......................................................7

ARTICLE V COVENANT NOT TO COMPETE...........................................7

      5.1 Restrictive Covenants.............................................7

ARTICLE VI GENERAL PROVISIONS...............................................8

      6.1 Notices...........................................................8
      6.2 Entire Agreement..................................................9
      6.3 Amendment; Waiver.................................................9
      6.4 Binding Effect; Assignment.......................................10
      6.5 Counterparts.....................................................10
      6.6 Interpretation...................................................10
      6.7 Severability.....................................................10
      6.8 Governing Law; Jurisdiction......................................10
      6.9 Arm's Length Negotiations........................................11




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                            NON-COMPETITION AGREEMENT

         This Non-Competition Agreement (this "Agreement") is entered into as of December 1, 2000 (the "Effective Date") among Kellstrom Industries, Inc., a Delaware corporation ("Kellstrom"), KAV Inventory, LLC, a Delaware limited liability company ("KAV"), Aviation Sales Company, a Delaware corporation ("AVS") and Aviation Sales Distribution Services Company, a Delaware corporation ("AVSDS").

                                    RECITALS

         The AVS Companies (as hereinafter defined) are engaged in, among other things, the redistribution of aircraft engines, aircraft parts and aircraft engine parts through sale, lease and exchange transactions (the "Business"). Contemporaneous with the execution of this Agreement, Kellstrom is purchasing certain assets of the Business pursuant to that certain Asset Purchase Agreement dated as of September 20, 2000 among Kellstrom, AVS and AVSDS (the "Asset Purchase Agreement"), and the KAV is purchasing certain inventory of the Business pursuant to that certain Inventory Purchase Agreement dated as of September 20, 2000 among KAV, AVS and AVSDS (the "Inventory Purchase Agreement"). As a material inducement to Kellstrom and KAV to enter into the Asset Purchase Agreement and the Inventory Purchase Agreement and to consummate the transactions contemplated thereby, AVS and AVSDS agreed to make the covenants and agreements contained herein on the terms and subject to the conditions contained in this Agreement.

                               TERMS OF AGREEMENT

         In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 DEFINED TERMS. As used herein, the following terms shall have the following meanings:

                  "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act (as hereinafter defined), as in effect on the date hereof.

                  "AVS Companies" means AVS or any of its Subsidiaries or any of their respective successors and assigns.

                  "Change of Control of AVS" means (i) a reorganization, merger or consolidation of AVS with a Competitor or any Affiliates of a Competitor in which AVS is not the surviving entity, or (ii) the acquisition by a Competitor, or by any Affiliate of a Competitor, of all of the issued and outstanding shares of capital stock of AVS in one or more transactions.

                  "Competitor" means any Person that has a substantial portion of its business in the aviation and/or aerospace industry.

                  "Contract" means any agreement, contract, lease, note, mortgage, indenture, loan agreement, franchise agreement, covenant, employment agreement, lease agreement, exchange agreement, license agreement, instrument, purchase or sales order, commitment, undertaking or obligation, in each case, whether written or oral, express or implied.

                  "Cooperation Agreement" means that certain Cooperation Agreement between Kellstrom and AVS of even date herewith.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor thereto, and any rules and regulations promulgated thereunder.

                  "Governmental Authority" means any nation or government, any state, regional, local or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successor thereto, and any rules and regulations promulgated thereunder.

                  "MRO Business" means the business of maintaining, repairing and overhauling aircraft, aircraft engines, aircraft parts and aircraft engine parts.

                  "Material Adverse Change (or Effect)," with respect to any Person, means a change (or effect) in condition (financial or otherwise), properties, assets, liabilities, rights, obligations, operations or business of such Person which change (or effect), individually or in the aggregate, is materially adverse to such condition (financial



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

                  or otherwise), properties, assets, liabilities, rights, obligations, operations or business.

                  "Permitted Activities" has the meaning given to such term in the Cooperation Agreement.

                  "Person" means an individual, partnership, corporation, business, trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

                  "Redistribution Business" means the business of purchasing for resale, exchange or lease aircraft for disassembly, aircraft engines, aircraft parts and aircraft engine parts, in each case, in new, overhauled, serviceable or repairable condition (but excluding the purchase of factory new parts from original equipment manufacturers or authorized distributors thereof).

                  "SEC" means the United States Securities and Exchange Commission.

                  "Subsidiaries" means any Person in which a party hereto or any Subsidiary of a party hereto (i) directly or indirectly owns (beneficially or of record) or has the power to vote fifty percent (50%) or more of the outstanding voting stock or other equity interests, or (ii) otherwise controls the management or operation.

                  "Threatened" means any demand or statement that has been made in writing or any notice that has been given in writing in connection with a claim, charge, proceeding, dispute, action or other matter.

         1.2 OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

                  (b) All terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  (c) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall, except as expressly set forth herein, be determined in accordance with GAAP applied on a basis consistent with prior periods.



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                  (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                  (e) Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                  (f) Whenever this Agreement provides for a payment to be made by any party, such payment shall be made by wire transfer of immediately available United States funds.

                  (g) When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF KELLSTROM

         As a material inducement to AVS and AVSDS to enter into this Agreement and to consummate the transactions contemplated hereby, Kellstrom makes the following representations and warranties to AVS and AVSDS:

         2.1 CORPORATE STATUS. Kellstrom is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own or lease its properties and to carry on its business as now being conducted. Kellstrom is legally qualified to transact business as a foreign corporation, and is in good standing as such, in those jurisdictions set forth on SCHEDULE 2.1. There is no pending or threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of Kellstrom.

         2.2 CORPORATE POWER AND AUTHORITY. Kellstrom has the corporate power and authority to execute and deliver this Agreement to perform its obligations hereunder and to consummate the transactions contemplated hereby. Kellstrom has taken all corporate actions necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

         2.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by Kellstrom and constitutes the legal, valid and binding obligation of Kellstrom, enforceable against Kellstrom in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.



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         2.4 NO VIOLATION. Except as set forth in SCHEDULE 2.4, the execution or delivery of this Agreement, the performance by Kellstrom of its obligations hereunder or the consummation by it of the transactions contemplated hereby do not (i) contravene any provision of the Restated Certificate of Incorporation or By-Laws of Kellstrom, each as amended to date, (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against Kellstrom, to the extent such violation or conflict could have a Material Adverse Effect on Kellstrom, (iii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any Contract which is applicable to, binding upon or enforceable against Kellstrom, (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of Kellstrom or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except any SEC and other filings required to be made by Kellstrom and any filings required to be made by the parties under the HSR Act, if any.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF AVS AND AVSDS

         As a material inducement to Kellstrom to enter into this Agreement and to consummate the transactions contemplated hereby, AVS and AVSDS, jointly and severally, make the following representations and warranties to Kellstrom and
KAV:

         3.1 CORPORATE STATUS. Each of AVS and AVSDS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own or lease its properties and to carry on its business as now being conducted. Each of AVS and AVSDS is legally qualified to transact business as a foreign corporation, and is in good standing as such, in those jurisdictions set forth on SCHEDULE 3.1. There is no pending or Threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of AVS or AVSDS.

         3.2 POWER AND AUTHORITY. Each of AVS and AVSDS has the corporate power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. Each of AVS and AVSDS have taken all corporate action necessary to authorize the execution and delivery of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated hereby.

         3.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by each of AVS and AVSDS, and constitutes the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except as the same may be limited


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by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

         3.4 NO VIOLATION. Except as set forth in SCHEDULE 3.4, the execution or delivery of this Agreement by AVS and AVSDS, the performance by AVS and AVSDS of their respective obligations hereunder or the consummation by AVS and AVSDS of the transactions contemplated hereby do not (i) contravene any provision of the Certificate of Incorporation or By-Laws, each as amended to date, of AVS and AVSDS, (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against AVS or AVSDS, to the extent such violation or conflict could have a Material Adverse Effect on AVS or AVSDS, (iii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any Contract which is applicable to, binding upon or enforceable against AVS or AVSDS, (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of AVS or AVSDS or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except any SEC and other filings required to be made by AVS and any filings required to be made by the parties under the HSR Act, if any.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF KAV

         As a material inducement to AVS and AVSDS to enter into this Agreement and to consummate the transactions contemplated hereby, KAV makes the following representations and warranties to AVS and AVSDS:

         4.1 STATUS. KAV is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own or lease its properties and to carry on its business as now being conducted.

         4.2 POWER AND AUTHORITY. KAV has the power and authority to execute and deliver this Agreement to perform its obligations hereunder and to consummate the transactions contemplated hereby. KAV has taken all actions necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

         4.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by KAV and constitutes the legal, valid and binding obligation of SPC, enforceable against SPC in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally


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and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

         4.4 NO VIOLATION. None of the execution or delivery of this Agreement, the performance by KAV of its obligations hereunder or the consummation by it of the transactions contemplated hereby will (i) contravene any provision of the Operating Agreement and other organizational documents of KAV, each as amended to date, (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against KAV, to the extent such violation or conflict could have a Material Adverse Effect on KAV, (iii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any Contract which is applicable to, binding upon or enforceable against KAV, (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of KAV or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except any SEC and other filings required to be made by KAV and any filings required to be made by the parties under the HSR Act, if any.

                                    ARTICLE V

                             COVENANT NOT TO COMPETE

         5.1 RESTRICTIVE COVENANTS.

                  (a) Except as provided herein or in the Cooperation Agreement, none of the AVS Companies shall, until the earlier of: (i) the fifth anniversary of the Effective Date, (ii) the later of (a) the date that none of the AVS Companies own beneficially or of record any interest in KAV, or (b) the third anniversary of the Effective Date, or (iii) the occurrence of a Change of Control of AVS (the "Restriction Period"), directly or indirectly, alone or as a partner, joint venturer, officer, director, member, employee, consultant, agent, independent contractor or shareholder of, or lender to, any company or business, engage in the Redistribution Business, anywhere in the world; PROVIDED, HOWEVER, that engaging in Permitted Activities, or beneficially owning less than two percent (2%) of the shares of stock of any other corporation having a class of equity securities actively traded on a national securities exchange or over-the-counter market shall not be deemed, in and of itself, to violate the prohibitions of this SECTION 5.1(a).

                  (b) AVS agrees and acknowledges that the restrictions contained in this SECTION 5.1 are reasonable in scope, duration and area, and are necessary to protect Kellstrom and SPC after the Effective Date. The parties agree and acknowledge that the breach of this SECTION 5.1 will cause irreparable damage to Kellstrom and KAV for which monetary damages may not be adequate, and upon breach (or threatened breach) of any provision of this SECTION 5.1, Kellstrom and KAV shall be entitled to injunctive relief, specific performance or other equitable relief without the


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need to post a bond or other security or prove special damages; PROVIDED,
HOWEVER, that this shall in no way limit any other remedies which Kellstrom and KAV may have (including, without limitation, the right to seek monetary damages). If any provision of this SECTION 5.1, as applied to any party or to any circumstance, is adjudged by a court to be invalid or unenforceable, the same will in no way affect any other circumstance or the validity or enforceability of the remainder of this Agreement. If any such provision, or any part thereof, is held to be unenforceable because of the duration of such provision, the scope of activity or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration, scope and/or area of such provision, and/or to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

                  (c) Notwithstanding anything to the contrary contained herein, this Agreement shall not be deemed to restrict (i) Timco Engine Center, Inc. from selling to Express One that certain Pratt & Whitney model JT8-D7B aircraft engine bearing manufacturer's serial number 649440 or (ii) the AVS Companies from selling aircraft parts and aircraft engine parts that are installed by any of the AVS Companies into an aircraft, aircraft engine or rotable part in connection with its MRO Business; PROVIDED, HOWEVER, that the AVS Companies shall purchase all such parts from and after the Effective Date in compliance with the provisions of the Cooperation Agreement for so long as the Cooperation Agreement shall remain in effect.

                                   ARTICLE VI

                               GENERAL PROVISIONS

         6.1 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall designate in writing to the other party):

                  (a)      IF TO KELLSTROM OR KAV TO:

                           Kellstrom Industries, Inc.
                           1100 International Parkway
                           Sunrise, Florida 33323
                           Attn:  Zivi R. Nedivi, President
                           Telecopy:  (954) 858-2449

                           WITH A COPY TO:

                           Akerman, Senterfitt & Eidson, P.A.
                           350 East Las Olas Boulevard, Suite 1600
                           Fort Lauderdale, Florida 33301




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                           Attn:  Bruce I. March, Esq.
                           Telecopy:  (954) 463-2224

                  (b)      IF TO AVS, AVSDS OR KAV TO:

                           Aviation Sales Company
                           3601 Flamingo Road
                           Miramar, Florida 33307
                           Attn:  Dale Baker, Chairman
                           Telecopy:  (954) 538-6775

                           WITH A COPY TO:

                           Boyar & Miller
                           4265 San Felipe, Suite 1200
                           Houston, Texas 77027
                           Attn: J. William Boyar, Esq.
                           Telecopy:  (713) 552-1758

Notice shall be deemed given on the date sent if sent by facsimile transmission and on the date delivered (or the date of refusal of delivery) if sent by overnight delivery or certified or registered mail.

         6.2 ENTIRE AGREEMENT. This Agreement (including the exhibits and schedules attached hereto) and the other documents delivered pursuant hereto contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter. The exhibits and schedules constitute a part of the document to which they are attached as though set forth in full thereon.

         6.3 AMENDMENT; WAIVER. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. Except as otherwise provided herein, the rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, which they may have against each other.



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         6.4 BINDING EFFECT; ASSIGNMENT. The rights and obligations of this
Agreement shall bind and inure to the benefit of the parties and their respective heirs, executors, personal representatives, trustees, guardians, attorneys-in-fact, successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder. Except as expressly provided herein, no party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the non-assigning or non-delegating parties; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained in this Agreement, (1) each of Kellstrom and KAV may assign any or all of its rights and privileges under this Agreement to its respective lenders from time to time, without the consent of AVS or AVSDS, provided that any such assignee shall take such assignment subject to all of the terms, conditions and limitations set forth in the Agreement, and (2) Kellstrom may assign its rights and delegate its obligations under this Agreement to any direct or indirect wholly-owned Subsidiary of Kellstrom, and upon such assignment, such Subsidiary shall have full rights and obligations under this Agreement as if it were a party hereto. Such Subsidiary shall be a third-party beneficiary with respect to all rights and remedies provided hereunder or otherwise provided at law or in equity. In the case of any assignment by Kellstrom, Kellstrom shall remain fully responsible and liable for all of its obligations hereunder.

         6.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument.

         6.6 INTERPRETATION. Any reference made in this Agreement to an article, section, paragraph, clause, schedule or exhibit shall be deemed to be to the referenced article, section, paragraph, clause, schedule or exhibit of this Agreement unless otherwise indicated. The headings contained in this Agreement and on the exhibits and schedules hereto are for reference purposes only and shall in no way affect in any way the meaning or interpretation of this Agreement or the exhibits or schedules hereto. Time shall be of the essence in this Agreement.

         6.7 SEVERABILITY. If any word, phrase, sentence, clause, section, subsection or provision of this Agreement as applied to any party or to any circumstance is adjudged by a court to be invalid or unenforceable, the same will in no way affect any other circumstance or the validity or enforceability of any other word, phrase, sentence, clause, section, subsection or provision of this Agreement. If any provision of this Agreement, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby or otherwise, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision, and/or to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

         6.8 GOVERNING LAW; JURISDICTION. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Florida applicable to contracts executed and to be wholly performed within such State. Any suit, action or proceeding against Kellstrom, KAV, AVS or AVSDS arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof shall be brought in the courts of Broward County, Florida or



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in the U.S. District Court for the Southern District of Florida and each party hereby irrevocably (a) accepts and consents to the exclusive personal jurisdiction of such courts for the purpose of any suit, action or proceeding,
(b) waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in such courts, (c) waives any claim that any suit, action or proceedings brought in such courts has been brought in an inconvenient forum, and (d) agrees that service of process, summons, notice or document by U.S. registered mail in accordance with this Agreement shall be effective service of process for any action, suit or proceeding brought against a party in any such court.

         6.9 ARM'S LENGTH NEGOTIATIONS. Each party hereto expressly agrees that
(a) before executing this Agreement, it has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) it has relied solely and completely upon its own judgment in executing this Agreement; (c) it has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) it has acted voluntarily and of its own free will in executing this Agreement; (e) it is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

                         [SIGNATURES ON FOLLOWING PAGE]




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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                    KELLSTROM INDUSTRIES, INC., a Delaware
                                    corporation



                                    By: /s/ Zivi R. Nedivi
                                        ----------------------------------------
                                         Zivi R. Nedivi
                                         President and Chief Executive Officer



                                    KAV INVENTORY, LLC, a Delaware limited
                                    liability company


                                    By: /s/ Zivi R. Nedivi
                                        ----------------------------------------
                                          Zivi R. Nedivi, Manager


                                    By: /s/ Oscar Torres
                                        ----------------------------------------
                                          Oscar Torres, Manager


                                    By: /s/ Benito Quevedo
                                        ----------------------------------------
                                         Benito Quevedo, Manager


                                    By: /s/ Michael C. Brant
                                        ----------------------------------------
                                         Michael C. Brant, Manager



                                    AVIATION SALES COMPANY, a Delaware
                                    corporation



                                    By: /s/ Dale S. Baker
                                        ----------------------------------------
                                         Dale S. Baker
                                         Chairman and Chief Executive Officer

                                    AVIATION SALES DISTRIBUTION
                                    SERVICES COMPANY, a Delaware corporation

                                    By: /s/ Benito Quevedo
                                        ----------------------------------------
                                         Benito Quevedo
                                         President




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